* March 12, 2014 Investor Presentation

* Forward Looking Statements FORWARD–LOOKING STATEMENTS This Presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the company does or intends to do business; (iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the conclusion to government inquiries or investigations regarding government programs, including the resolution of the Wichita subpoena matter; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xi) the accuracy of current cost estimates associated with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K. facilities; (xii) the profitable integration of acquired businesses into the company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) future repurchases and/or issuances of common stock and (xxii) other risks and uncertainties set forth in the company's annual, quarterly and current Presentations, proxy statements and other filings with the SEC. Any forward-looking information provided in this Presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this Presentation. Contact: Eric Remington V.P., Investor Relations (860) 243-6334 Eric.Remington@kaman.com

* Non-GAAP Figures Certain measures presented in this presentation are “Non-GAAP” items. These figures are denoted with an asterisk (*). Reconciliations from GAAP measures to the Non-GAAP measures are presented in Appendix I to this presentation and our recent earnings releases filed with the U.S. Securities and Exchange Commission.

* Aerospace 37% 21% 12% 42% Distribution Kaman Corporation – 2013 Sales Overview 63% 37% Distribution Aerospace $1.7B Revenues 12%

Kaman Corporation Overview

	AEROSPACE			DISTRIBUTION
	Aerosystems	Specialty Bearings & Engineered Products	Fuzing & Precision Products	
				
Product	• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Flexible drive systems	• Bomb safe and arm fuzing devices • Missile safe and arm fuzing devices • High precision measuring systems • Memory products	• Bearing and power transmission products • Fluid power products • Automation, control and energy products • Systems and services across all product groups
Customer	• Global commercial and defense OEM's • Super Tier I's to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors		• U.S. and allied militaries • Weapon system OEMs	• Virtually every industry in North America
Business Dynamic	• "One Kaman" approach combining design and build capabilities provide customers with a global integrated solution • Bearing product lines have a mostly commercial customer base, which is expected to provide growth from new program wins and increasing build rates		• Exclusivity and significant backlog are expected to provide a stable revenue base	• Offers customers single-source responsibility and accountability for a comprehensive portfolio of complimentary product lines

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* Business Strengths Secular trends helping to drive significant long-term growth opportunities in Aerospace and Distribution Improved balance across the Aerospace segment between commercial and defense programs Increasing content of bearing products on new platforms Higher commercial build rates driving bearing and aerostructure sales New program ramp ups and wins provide offset to lower defense spending Distribution business gaining scale and capabilities via acquisitions and enhancing complementary product platforms Investing in new product development and applications, acquisitions and technology for long-term growth Strong balance sheet to drive growth and strategic initiatives Experienced management team

* 2013 Sales: $614 million Aerospace 37%

* Aerospace Business Drivers Kaman is well positioned to further penetrate Commercial OEM’s and Super Tier 1’s Proven capability to provide flexible low cost solutions Broadening geographic footprint to better serve customers and to provide lower cost option manufacturing alternatives Increasing production levels at Boeing and Airbus and A350 launch will support near term specialty bearing & aerostructures growth Defense platforms provide exposure to key vertical lift and reset programs Sole source long-term contractual position and solid backlog on key fuzing program provides stable revenue base

* Aerospace Strategy DEPTH – Size/financial strength to address larger, integrated work packages from primes/OEMs and Tier 1s DIVERSITY – Balance portfolio through increased commercial content DIFFERENTIATION – Continue to move from build-to-print to design-and-build for higher margins and more defensible positions DEVELOPMENT – Increased, focused investments in our people and infrastructure to increase capabilities and drive improved performance

* Aerospace Sales Mix 2009 vs. 2013 2009 Sales = $501 million 2013 Sales = $614 million Defense Aerospace Fuzing Products Commercial Aerospace 31% 48% 21% 37% 42% 21%

* Fixed trailing edge Access doors Top covers Red denotes bearing products Nose landing gear Horizontal stabilizer Main landing gear Flaps Rudder Door assemblies Engine/thrust reverser Aircraft Programs/Capabilities Flight controls Doors Fixed leading edge

* Manufacture of cockpit Manufacture and assembly of tail rotor pylon Manufacture subassembly Blade manufacture, repair and overhaul Driveline couplings Bushings Flight control bearings Aircraft Programs/Capabilities Red denotes bearing products

* Market leading self lube airframe bearing product lines Content on virtually every aircraft manufactured today with a growing installed base Approximately 75% of sales are for commercial applications Proprietary technology: KAron® bearing liner system KAflex® and Tufflex® flexible couplings 95% of sales are for custom engineered applications Operational excellence through lean manufacturing World class application engineers and material scientists developing new applications

* USAF bomb fuze of choice USAF inventory levels are less than half desired quantity Recently awarded USAF contract extends sole source position into 2017 Backlog of $100 million as of 12/31/2013 27 foreign customers Bomb Compatibility JDAM Paveway II and III GBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54 BLU-109, 110, 111, 113, 117, 121, 122, 126 MK82/BSU-49, MK83/BSU-85, MK84/BSU-50 JPF Program

* 747-8 wing-to-body fairing A350 airframe bearings G280 winglet G7000/G8000 fixed leading edge AH-1Z cabin Learjet 85 composite door Trent 700 nacelle panels P-8 composite operator stations New Programs Provides incremental growth. Capitalizes on core competencies and broadening areas of expertise.

* Leveraging Customer Relationships – Bell/Textron Case Study Early 1980’s Developed a driveshaft for the U.S. Army’s UH-1 helicopter Mid 1980’s Developed technology to replace driveshaft's across the Bell fleet of commercial and military aircraft 2009 Awarded a five year $53M contract to build composite helo. blade skins and skin core assemblies for eight Bell models 2011 Awarded a contract with a potential value of more than $200 million to manufacture and assemble cabins for the AH-1Z – the largest structure ever outsourced by Bell 2013 Delivered significant structural components for the recently introduced Textron AirLand Scorpion prototype aircraft Continually providing quality value added solutions has led to an ever growing relationship, projected to exceed $40 million in sales annually

* New Global Aerospace Investments to Fuel Growth Lancashire, UK – new tooling facility 2. Höchstadt, Germany – new bearing manufacturing facility 3. Goa, India – composites manufacturing joint venture 2 1 3

* Aerospace – Impact of Defense Spending We believe the diversity of our defense programs positions us well to weather potential budget cuts Joint Programmable Fuze – under contract through 2015, foreign demand, continued sole source A-10 re-wing program for Boeing – under contract through shipset 173, 75% of the total program AH-1Z integrated fuselage for Bell/USMC – new business Broadly diverse revenue base mitigates risk from large program cancellations

* New Zealand SH-2G(I) Have entered into a $120 million contract with the New Zealand Ministry of Defence for the sale of ten Kaman SH-2G(I) aircraft Three year delivery schedule Work under this program has begun and more than $20 million in revenue was recognized in 2013 Program is expected to generate $60-65 million in cash over three years

* Unmanned K-MAX® Kaman/Lockheed teamed to provide an unmanned military version of the K-MAX helicopter K-MAX aircraft began performing unmanned cargo resupply missions in Afghanistan during December 2011 and have completed more than 1,700 missions and delivered more than 4 million pounds of cargo “It’s kind of the rock star of the Marine Corps unmanned aviation in the past year,” – Major Dave Funkhouser, Unmanned Aviation Capabilities Integration Officer, US Marine Corps Photograph by Corporal Lisa Tourtelot, United States Marine Corps.

* Aerospace – Key 2014 Operational Objectives Continue successful execution of the New Zealand SH-2(G)I contract Build on the growth and profitability of bearing and fuzing product lines Begin production in new German bearing and UK tooling facilities which add capacity for growth Transition start up programs to full rate production to improve cash flow generation Build upon our “One Kaman” strategy that offers customers a one stop solution for their aerosystems needs Transition production of the 747-8 WTBF program to Kaman’s facilities from Boeing Winnipeg Build on the momentum in Engineering Services unit to continue expansion to support geographically diverse customers

* Distribution 2013 Sales: $1.07 Billion 63%

* Distribution Overview Industrial distribution firm with a $35 billion served market via three platforms Bearings and mechanical power transmission Fluid power Automation, control and energy Major product categories Bearings Mechanical and electrical power transmission Fluid Power Motion control Automation Material handling Electrical control and power distribution 235 locations and 5 distribution centers Executing growth strategy to achieve long-term sales and profit objectives

* Distribution Business Drivers The addition of hydraulic, automation and motion control products adds content to MRO customers and meets the continued trend of customers transitioning to higher-technology applications, sensing equipment, energy efficiency and productivity solutions Manufacturers are increasing their use of national contracts to consolidated supply of MRO goods to production facilities and are driving compliance to its contracted suppliers Increased municipal investment in water, wastewater, and supporting control system infrastructure will benefit Kaman, which has unique products to service this sector Improved residential construction fundamentals are anticipated to drive increased demand across numerous industries served by Kaman

* Distribution Strategy SCALE THROUGH GROWTH – Broaden and diversify product offering organically and through acquisitions. Expand geographic footprint to enhance position in the national accounts market PRODUCTIVITY – Recognize benefits from organizational realignment and implement multi-faceted technology investments PROFITABILITY – Recognize sales and cost synergies from the twelve acquisitions completed from 2010 to 2013. Enhance margins through new higher margin product lines, a focus on pricing management and leverage increased purchasing scale

* Improved Diversification of Distribution Served End Markets 64% 36% Bearings and Mechanical Power Transmission Fluid Power Automation, Control and Energy 2009 Sales = $.630 billion 2013 Sales = $1.068 billion

Distribution Major Product Platforms

Product Platform	Bearings & Mechanical Power Transmission (BPT)	Fluid Power	Automation, Control and Energy (ACE)
% of 2013 Sales (approximate)	61%	14%	25%
Market Size	$12.5 Billion	$7.2 Billion	$15.0 Billion
Acquisitions since 2008	• Industrial Supply Corp. • Allied Bearings Supply • Plains Bearing • Fawick de Mexico • Florida Bearings • Ohio Gear	• Catching Fluidpower • INRUMEC • Northwest Hose • Western Fluid Comp. •B.W. Rogers*	• Zeller • Minarik • Automation Technology • Target Electronic Supply • B.W. Rogers*
Major Suppliers	BALDOR MOTORS • DRIVES • GENERATORS SKF REXNORD TIMKEN Where You Turn Gates	Parker	KOLLMORGEN BANNER TURCK works NANOMOTION A Johnson Electric Company Schneider Electric PHOENIX CONTACT SICK Sensor Intelligence RITTAL

* Announced acquisition expected to close in April 2014

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* Executing Strategy and Building Network

* Distribution ERP Technology Investments Technology investments will consolidate eleven disparate Distribution systems and numerous sub-systems to one state of the art enterprise-wide business system Infor Distribution SX.e is the leading distribution ERP solution Benefits CRM tool will provide critical info to sales teams driving higher volume Reduced transaction and response times will drive productivity gains Quotes and orders Support expediting requirements Electronic document exchange with customers and suppliers Ability to consolidate and analyze purchasing requirements will lower procurement costs and increase profitability

* Our largest acquisition ever in Distribution, expected to close in April Broad line distributor of fluid power and automation products Sales of approximately $100 million Adds exposure in steel, life sciences, food & beverage, power generation and automotive industries Strong product knowledge and experience in all Parker fluid power products The addition of sales from B.W. Rogers will make Kaman the sixth largest fluid power distributor in the U.S. (currently ninth largest) Will add twelve ParkerStores to Kaman’s network bringing the total to thirty Geographically located in areas where KIT is under-represented today B.W. Rogers Acquisition - Overview

* B.W. Rogers - Store Locations Twenty-one locations across seven states Headquartered in Akron, OH

* B.W. Rogers and Parker Tri-motion Parker Distributor Twenty authorized Parker locations Twelve ParkerStores The acquisition creates a contiguous Parker territory for Kaman from Pennsylvania to Chicago A Parker distributor since 1947, one of their longest standing distributors

* Distribution – Key 2014 Operational Objectives Increase organic growth, capitalizing on expense leverage, through increased customer engagement and broader product offering across our three business platforms Close and integrate the B.W. Rogers acquisition Leverage strong supplier relationships to increase sales of higher margin product lines Begin deployment of new ERP system that will consolidate disparate systems and drive significant productivity enhancements Continue to pursue accretive acquisitions and gain additional sales and cost synergies from the twelve acquisitions completed since 2010

* Kaman Investment Merits A Leading Market Position in Both Business Segments Continued Focus on Earnings Growth, Cash Flow Generation and Strengthening Competitive Position Strong Liquidity and Conservative Financial Profile Disciplined and Focused Acquisition Strategy Experienced Management Team

* Financial Information

* Financial Highlights – Full Year 2013

* Balance Sheet, Capital Factors, and Cash Flow Items (In Millions) As of 12/31/13 As of 12/31/12 As of 12/31/11 Cash and Cash Equivalents $ 10.4 $ 16.6 $ 15.0 Notes Payable and Long-term Debt $ 275.2 $ 259.6 $ 205.2 Shareholders’ Equity $ 511.3 $ 420.2 $ 373.1 Debt as % of Total Capitalization 35.0% 38.2% 35.5% Capital Expenditures $ 40.9 $ 32.6 $ 28.8 Depreciation & Amortization $ 31.9 $ 28.4 $ 23.2 Free Cash Flow * $ 21.6 $ 52.0 $ 15.0

* Appendix I Non-GAAP Reconciliations

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information